                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                          9 3/8% SERIES B SENIOR NOTES
                                    DUE 2005
                              IN EXCHANGE FOR NEW
                     9 3/8% SERIES B2 SENIOR NOTES DUE 2005
                                       OF
                         WESTINGHOUSE AIR BRAKE COMPANY

   Registered holders of outstanding 9 3/8% Series B Senior Notes due 2005 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 9 3/8% Series B2 Senior Subordinated Notes due 2005 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer-- Procedure for Tendering Old Notes" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

    By Registered or      Facsimile Transmission      By Hand/Overnight
    Certified Mail:               Number:                 Delivery:



  The Bank of New York     Attn.: Nathalie Simon     The Bank of New York
  101 Barclay Street,     Reorganization Section      101 Barclay Street
        Floor 7E              (212) 815-6339       Corporate Trust Services
   New York, New York                                       Window
         10286                                           Ground Level
 Attn.: Nathalie Simon                             New York, New York 10286
 Reorganization Section                             Attn.: Nathalie Simon
                                                    Reorganization Section

                        (For Eligible Institutions Only)
                             Confirm by Telephone:
                                 (212) 815-5788

                             For Information Call:
                                 (212) 815-5788

                                 BY FACSIMILE:
                                 (212) 571-3080
                        (For Eligible Institutions Only)

                                 BY TELEPHONE:
                                 (212) 815-6333

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

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

Ladies and Gentlemen:

   The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus
dated [      ], 1999 of Westinghouse Air Brake Company (the "Prospectus"),
receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

                            NAME AND ADDRESS OF
                          REGISTERED HOLDER AS IT  CERTIFICATE NUMBER(S) PRINCIPAL AMOUNT
                          APPEARS ON THE OLD NOTES     OF OLD NOTES        OF OLD NOTES
NAME OF TENDERING HOLDER       (PLEASE PRINT)            TENDERED            TENDERED
________________________  ________________________ _____________________ ________________
________________________  ________________________ _____________________ ________________
________________________  ________________________ _____________________ ________________
________________________  ________________________ _____________________ ________________
________________________  ________________________ _____________________ ________________

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

Name of Firm: _______________________     _____________________________________
                                          (Authorized Signature)

Address: ____________________________     Title: ______________________________

_____________________________________     Name: _______________________________
                           (Zip Code)            (Please type or print)

Area Code and Telephone No.: ________     Date: _______________________________

   NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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